UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

Goldenwell Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-56275

(Commission File Number)

84-2896086

 (IRS Employer Identification No.)

7316 Capilano Dr. Solon, Ohio 44139

(Address of principal executive offices)(Zip Code)

(440) 666-7999

(Registrant’s telephone number, including area code)

______________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2026, the board of directors of Goldenwell Biotech, Inc. (the “Company”) appointed Ming Zhou as a director. The board of directors now consists of four persons, including Shuang Liu, Yang Lee, Hua Xie and Ms. Zhou.

Since 2021, Ms. Zhou, age 57, has served as Managing Director of both Get Health Co., Ltd. and Get Intertrading Co., Ltd., based in Samutprakan, Thailand. In these roles, she has been involved in the management and development of businesses operating in the health products, nutritional supplements, herbal products, cosmetics, distribution, trading, warehousing, and direct-sales sectors. From 1991 to 1993, Ms. Zhou attended China Central Radio and TV University n(ow named Open University of China), of Beijing, China, where she received an Associate's Degree in Business Administration.

Ms. Zhou’s experience in health products, nutritional supplements, herbal products, cosmetics, distribution, trading, warehousing, and direct-sales industries led to our conclusion that she should be serving as a member of our board of directors in light of our business and structure.

In connection with Ms. Zhou’s appointment as a director, on October 8, 2026, Shuang Liu, the Company’s Chief Executive Officer and a director, gifted 20,000,000 shares of common stock of the Issuer, to Ms. Zhou. Such 20,000,000 shares of common stock is equivalent to approximately 20.2% of the issued and outstanding shares of common stock of the Issuer.

There are no family relationships between Ms. Zhou and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Ms. Zhou had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDENWELL BIOTECH, INC.

Date: October 8, 2026	By:	/s/ Shuang Liu
Name: Shuang Liu
Title: Chief Executive Officer

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